EXHIBIT 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: December 2, 2019

FORTRESS CREDIT OPPORTUNITIES ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT OPPORTUNITIES MA ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT OPPORTUNITIES MA II ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA LSS ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT OPPORTUNITIES MA MAPLE LEAF ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS GLOBAL OPPORTUNITIES (YEN) ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FIG LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FORTRESS OPERATING ENTITY I LP

By:	FIG Corp., as General Partner

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FIG CORP.

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FORTRESS INVESTMENT GROUP LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

/s/ Peter L. Briger, Jr.
Peter L. Briger, Jr.

/s/ Constantine M. Dakolias
Constantine M. Dakolias

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